Long-term payable	12 Months Ended
Dec. 31, 2010
Long-term payable [Abstract]
Long-term payable

(14)	Long-term payable

In September 2009, Yingli China and two other entities, unrelated to the Company, contributed RMB 100 million, RMB 60 million and RMB 40 million, to establish Hainan Yingli New Energy Resources Co., Ltd. (“Yingli Hainan”), with equity interest of 50%, 30% and 20%, respectively. In 2010, Yingli China and these two entities, contributed RMB 150 million, RMB 90 million and RMB 60 million to Yingli Hainan, respectively. Through an agreement with the 30% equity owner, Yingli China is committed, within a period of three years, to purchase the 30% equity ownership at RMB 150 million plus interest expenses at a 3-year bank borrowing rate. Any equity return distributed to the 30% equity owner prior to the purchase will be refunded to Yingli Hainan, which is exclusively for the beneficiary of Yingli China.

Yingli Hainan is determined to be a VIE. Through the agreement, Yingli China absorbs 80% of Yingli Hainan’s expected losses and receives 80% of Yingli Hainan’s expected residual returns and therefore Yingli China has determined that it is the primary beneficiary of Yingli Hainan. The financial statements of Yingli Hainan have been included in the consolidated financial statements of the Company and 20% variable interest not held by the Company is shown as noncontrolling interest. RMB 150,000 cash contribution from the 30% equity owner was accounted for by the Company as a financing arrangement pursuant to FASB ASC Subtopic 480-10, Distinguishing Liabilities from Equity-Overall. A liability of RMB 60,810 and RMB 157,654 (US$23,887) representing the 30% equity owner’s cash contribution of RMB 60,000 and RMB 150,000 (US$22,727) plus accrued unpaid interest is included in “other liabilities” in the consolidated balance sheet as of December 31, 2009 and 2010, respectively. The Company’s consolidated assets do not include any collateral for the obligations of Yingli Hainan.